Exhibit 32.1

CERTIFICATION OF THE COMPANY’S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Minn Shares Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Gilbert, President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard Gilbert
Richard Gilbert
President (Principal Executive Officer and Principal Financial Officer)
November 2, 2016